Exhibit 10.1

SUPPLEMENT AND JOINDER AGREEMENT

THIS SUPPLEMENT AND JOINDER AGREEMENT (this “Agreement”) dated as of July 31, 2007, is being executed and delivered pursuant to the provisions of Section 2.21 of that certain Amended and Restated Revolving Credit Agreement dated as of March 30, 2007, among ONEOK PARTNERS, L.P., as Borrower, the Lenders from time to time parties thereto, and SUNTRUST BANK, as Administrative Agent (the “Credit Agreement”), by each of the existing Lenders listed on the signature pages hereto (each an “Increasing Lender” and collectively the “Increasing Lenders”), JPMorgan Chase Bank, N.A. (the “Additional Lender”), and the Borrower, and accepted by the Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

BACKGROUND

A. Pursuant to Section 2.21 of the Credit Agreement, the Borrower has notified the Administrative Agent and each of the Lenders that the Borrower proposes to increase the Aggregate Revolving Commitments under the Credit Agreement to the total amount of $1,000,000,000.

B. Each of the Increasing Lenders has agreed to increase its Revolving Commitment to the amount specified for such Increasing Lender on Schedule I attached to this Agreement, and the Additional Lender has agreed to extend to the Borrower a new Revolving Commitment in the amount specified for the Additional Lender on such Schedule I and to become an additional Lender for all purposes of the Credit Agreement.

C. The parties to this Agreement are entering into this Agreement for purposes of effecting the increase in the Revolving Commitments of the Increasing Lenders and the extension of the new Revolving Commitment of the Additional Lender, all as contemplated by Section 2.21 of the Credit Agreement.

Accordingly, each of the parties to this Agreement hereby agrees as follows:

1. Each of the Increasing Lenders hereby agrees to increase the amount of its Revolving Commitment to the Borrower under the Credit Agreement to the respective amount for such Increasing Lender shown as being its increased Revolving Commitment amount on Schedule I attached to this Agreement. Such increase shall take effect for all purposes of the Credit Agreement on the Effective Date (as hereinafter defined) of this Agreement.

2. The Additional Lender hereby extends to the Borrower, subject to and on the terms and conditions set forth in the Credit Agreement, a Revolving Commitment in the amount shown for such Additional Lender on Schedule I attached to this Agreement, from and after the Effective Date of this Agreement, and agrees to perform in accordance with the terms thereof all of the obligations which by the terms of the Credit Agreement and the other Loan Documents are required to be performed by it as a Lender thereunder. The Additional Lender represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) from and after the Effective Date of this Agreement, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and shall have and perform all of the obligations of a Lender thereunder, and (iii) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.1 of the Credit Agreement, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and to extend the Revolving Commitment to the Borrower pursuant to the terms of the Credit Agreement, on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender. The Additional Lender agrees that it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions and analysis in taking or not taking action under the Credit Agreement or any other Loan Documents. The Additional Lender has submitted, or shall promptly hereafter submit, to the Administrative Agent an Administrative Questionnaire duly completed by the Additional Lender to be used and relied upon by the Administrative Agent for all purposes of the Credit Agreement.

3. Each party hereto acknowledges and agrees that the respective Revolving Commitments of the Additional Lender, the Increasing Lenders, and the other Lenders under the Credit Agreement are several and not joint commitments and obligations of such Lenders. After giving effect to the additional and increased Revolving Commitments as provided in this Agreement, each party further acknowledges and agrees that (i) the Revolving Commitments in effect for all Lenders under the Credit Agreement shall be those shown on Schedule II attached to this Agreement, (ii) Schedule II attached to the Credit Agreement shall be amended and restated as set forth on Schedule II attached to this Agreement, and (iii) any and all Base Rate Loans and Eurodollar Loans, and any and all Letters of Credit, that are outstanding under the Credit Agreement on the Effective Date shall be subject to the provisions of Section 2.21(e) of the Credit Agreement.

4. Each party hereto agrees that this Agreement and the effectiveness of the additional and increased Revolving Commitments as provided in this Agreement shall be subject to satisfaction by the Borrower of the following conditions and requirements:

(a) The Borrower shall have delivered to the Administrative Agent the following in form and substance satisfactory to the Administrative Agent:

(i) a counterpart of this Agreement signed by the Increasing Lenders, the Additional Lender, the Borrower and the Administrative Agent, together with the Acknowledgment and Agreement attached to this Agreement signed by ONEOK Partners Intermediate Limited Partnership as Guarantor;

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(ii) a duly executed Revolving Credit Note payable to each Increasing Lender and the Additional Lender to the extent requested by any such Lender;

(iii) a certificate of the Secretary or Assistant Secretary of the General Partner of the Borrower, attaching and certifying copies of the authorizing resolutions for the additional and increased Revolving Commitments and any borrowings thereunder as provided in this Agreement;

(iv) a favorable written opinion of GableGotwals, counsel to the Borrower, addressed to the Administrative Agent and each of the Lenders, and covering such matters relating to the Borrower and this Agreement and the transactions contemplated herein as the Administrative Agent shall reasonably request; and

(v) a certification on behalf of the Borrower as of the Effective Date of this Agreement that (x) no Default or Event of Default then exists, (y) all representations and warranties of the Borrower set forth in the Credit Agreement are true and correct in all material respects on such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date), and (z) since the date of the financial statements of the Borrower described in Section 4.4 of the Credit Agreement, there has been no change which has had or could reasonably be expected to have a Material Adverse Effect.

(b) The Borrower shall have paid to the Administrative Agent all costs and expenses incurred by the Administrative Agent in connection with this Supplement and Joinder Agreement and the transactions contemplated herein, including without limitation, all reasonable fees and expenses of counsel for the Administrative Agent.

The date on which the foregoing conditions have been satisfied shall be the “Effective Date” of this Agreement.

5. The Borrower represents and warrants to the Administrative Agent and the Lenders that this Agreement has been duly authorized, executed and delivered by the Borrower, and that the Credit Agreement, as supplemented and amended hereby, constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

6. Except as supplemented and amended hereby, the Credit Agreement and all other documents executed in connection therewith shall remain in full force and effect. The Credit Agreement, as supplemented and amended hereby, and all rights, powers and obligations created

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thereby or thereunder and under the Loan Documents and all such other documents executed in connection therewith are in all respects ratified and confirmed.

7. This Agreement may be executed in multiple counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract. This Agreement constitutes the entire agreement among the parties hereto regarding the subject matter hereof and supersedes all prior agreements and understandings, oral or written, regarding such subject matter.

8. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the Increasing Lenders, the Additional Lender, and the Borrower have caused this Agreement to be duly executed and delivered by their respective authorized officers and representatives, and the Administrative Agent, for the benefit of the Additional Lender, the Increasing Lenders, and all other Lenders under the Credit Agreement, has caused the same to be accepted by its authorized officer, as of the day and year first above written.

SUNTRUST BANK, as an Increasing Lender

By:	/s/ Carmen Malizia
Name:	Carmen Malizia
Title:	Vice President

[SIGNATURE PAGE TO SUPPLEMENT AND JOINDER AGREEMENT]

WACHOVIA BANK, NATIONAL ASSOCIATION, as an Increasing Lender

By:	/s/ Shannon Townsend
Name:	Shannon Townsend
Title:	Director

[SIGNATURE PAGE TO SUPPLEMENT AND JOINDER AGREEMENT]

BANK OF AMERICA, N.A., as an Increasing Lender

By:	/s/ Christopher Smith
Name:	Christopher Smith
Title:	Senior Vice President

[SIGNATURE PAGE TO SUPPLEMENT AND JOINDER AGREEMENT]

CITIBANK, N.A., as an Increasing Lender

By:	/s/ Todd Mogil
Name:	Todd Mogil
Title:	Attorney-in-Fact

[SIGNATURE PAGE TO SUPPLEMENT AND JOINDER AGREEMENT]

UBS LOAN FINANCE, LLC, as an Increasing Lender

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director Banking Products Services, US

By:	/s/ David B. Julie
Name:	David B. Julie
Title:	Associate Director Banking Products Services, US

[SIGNATURE PAGE TO SUPPLEMENT AND JOINDER AGREEMENT]

THE ROYAL BANK OF SCOTLAND PLC, as an Increasing Lender

By:	/s/ John Preece
Name:	John Preece
Title:	Vice President

[SIGNATURE PAGE TO SUPPLEMENT AND JOINDER AGREEMENT]

JPMORGAN CHASE BANK, N.A., as Additional Lender

By:	/s/ Tara Narasiman
Name:	Tara Narasiman
Title:	Associate

[SIGNATURE PAGE TO SUPPLEMENT AND JOINDER AGREEMENT]

ONEOK PARTNERS, L.P.

By:	ONEOK Partners, GP, L.L.C.,
its sole General Partner

By:	/s/ Curtis L. Dinan
Name:	Curtis L. Dinan
Title:	Senior Vice President, Chief Financial Officer and Treasurer

ACCEPTED THIS 31st DAY OF JULY, 2007:

SUNTRUST BANK, as Administrative Agent

By:	/s/ Carmen Malizia
Name:	Carmen Malizia
Title:	Vice President

[SIGNATURE PAGE TO SUPPLEMENT AND JOINDER AGREEMENT]

ACKNOWLEDGMENT AND AGREEMENT

The undersigned, ONEOK PARTNERS INTERMEDIATE LIMITED PARTNERSHIP, acknowledges the execution, delivery and effectiveness of the foregoing Supplement and Joinder Agreement dated as of July 31, 2007 (the “Agreement”) entered into pursuant to the terms of that certain Amended and Restated Revolving Credit Agreement dated as of March 30, 2007, among ONEOK Partners, L.P. (the “Borrower”), the Lenders from time to time parties thereto, and SunTrust Bank, as Administrative Agent (the “Credit Agreement”), and hereby acknowledges, confirms and agrees as follows: (i) the Amended and Restated Guaranty Agreement dated as of March 30, 2007 previously executed and delivered by the undersigned in respect of the obligations of the Borrower pursuant to the Credit Agreement remains in full force and effect on and after the date hereof, after giving effect to the additional and increased Revolving Commitments as provided in the Agreement, (ii) the “Guaranteed Obligations” as provided in such Amended and Restated Guaranty Agreement shall include, without limitation, all borrowings and other extensions of credit made pursuant to the Revolving Commitments as so supplemented and increased, and (iii) nothing contained in the Agreement shall in any way be deemed to limit, discharge, release or otherwise affect the obligations and liabilities of the undersigned pursuant to such Amended and Restated Guaranty Agreement, all of which obligations and liabilities remain in full force and effect as provided therein and herein.

This Acknowledgment and Agreement made and entered into effective as of July 31, 2007.

ONEOK PARTNERS INTERMEDIATE LIMITED PARTNERSHIP

By:	ONEOK ILP GP, L.L.C., its sole General Partner

By:	/s/ Curtis L. Dinan
Name:	Curtis L. Dinan
Title:	Senior Vice President, Chief Financial Officer and Treasurer

Schedule I

ADDITIONAL AND INCREASED REVOLVING COMMITMENTS

Additional Lender	Additional Revolving Commitment
JPMorgan Chase Bank, N.A.	$97,500,000

Increasing Lenders	Increased Revolving Commitments

SunTrust Bank	$98,750,000

Wachovia Bank, National Association	$98,750,000

Citibank, N.A.	$97,500,000

UBS Loan Finance, LLC	$97,500,000

Bank of America, N.A.	$97,500,000

The Royal Bank of Scotland plc	$97,500,000

Schedule II

COMMITMENT AMOUNTS*

Lender	Revolving Commitment Amount	Pro Rata Share

SunTrust Bank	$98,750,000	9.875000%

Wachovia Bank, National Association	$98,750,000	9.875000%

Citibank, N.A.	$97,500,000	9.750000%

UBS Loan Finance LLC	$97,500,000	9.750000%

Bank of America, N.A.	$97,500,000	9.750000%

The Royal Bank of Scotland plc	$97,500,000	9.750000%

JPMorgan Chase Bank, N.A.	$97,500,000	9.750000%

BMO Capital Markets Financing, Inc.	$65,000,000	6.500000%

Barclays Bank plc	$65,000,000	6.500000%

Royal Bank of Canada	$46,250,000	4.625000%

Wells Fargo Bank, N.A.	$46,250,000	4.625000%

Mizuho Corporate Bank, Ltd.	$46,250,000	4.625000%

BNP Paribas	$46,250,000	4.625000%

TOTAL	$1,000,000,000	100.000000%

*	Effective as of July 31, 2007